 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

IAA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38580	83-1030538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Westbrook Corporate Center, Suite 500 Westchester, Illinois		60154
(Address of principal executive offices)		(Zip code)

(708) 492-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IAA	New York Stock Exchange

Item 8.01	Other Events.

On June 14, 2019, KAR Auction Services, Inc. (“KAR”) issued a press release announcing that the Securities and Exchange Commission has declared effective IAA, Inc.’s (“IAA”) registration statement on Form 10, initially filed on June 28, 2018 (as amended, the “Registration Statement”). A copy of the press release is hereby incorporated by reference and attached hereto as Exhibit 99.1.

The Registration Statement includes a preliminary information statement that describes the separation and distribution and provides important information regarding IAA, including its business and its management, certain risks related to an investment in IAA and certain other matters. The final information statement, dated June 14, 2019, which was made available to KAR stockholders, is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release dated June 14, 2019

99.2	Information Statement of IAA, Inc. dated June 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAA, Inc.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Treasurer

Date: June 14, 2019